UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



        Date of Report: (Date of earliest event reported) April 20, 2005



                              CORNING INCORPORATED
                     INVESTMENT PLAN FOR UNIONIZED EMPLOYEES
             (Exact name of registrant as specified in its charter)



New York                                 1-3247             16-0393470
(State or other jurisdiction             (Commission        (I.R.S. Employer
of incorporation)                        File Number)       Identification No.)


One Riverfront Plaza, Corning, New York                     14831
(Address of principal executive offices)                    (Zip Code)


(607) 974-9000
(Registrant's telephone number, including area code)


N/A
(Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant's Certifying Accountant.

Item 4.01(a) - former independent registered public accounting firm
-------------------------------------------------------------------

On April 20, 2005, the Benefits Committee of the Corning Incorporated Investment Plan for Unionized Employees (the "Plan") approved the dismissal of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Plan.

The report of PricewaterhouseCoopers LLP on the financial statements of the Plan for the years ended December 31, 2003 and 2002 contained no adverse opinion or disclaimer of opinion, and such report was not qualified or modified as to uncertainty, audit scope or accounting principle.

During the years ended December 31, 2003 and 2002 and through April 20, 2005, there were no disagreements with PricewaterhouseCoopers LLP on any accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference thereto in connection with its report on the Plan's financial statements for such years.

No reportable event as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K has occurred during the years ended December 31, 2003 and 2002 and through April 20, 2005.

The Benefits Committee of the Plan requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the United States Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated May 2, 2005, is filed as Exhibit 16 to this Form 8-K.

Item 4.01(b) - new independent registered public accounting firm
----------------------------------------------------------------

On April 20, 2005, the Benefits Committee of the Plan appointed Insero, Kasperski, Ciaccia & Co., P.C. as the independent registered public accounting firm of the Plan for the year ended December 31, 2004.

The Benefits Committee of the Plan did not consult with Insero, Kasperski, Ciaccia & Co., P.C. during the years ended December 31, 2003 and 2002, and through April 20, 2005, on any matter which was the subject of any disagreement or any reportable event as defined in Regulation S-K Item 304(a)(1)(iv) and Regulation S-K Item 304(a)(1)(v), respectively, or on the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan's financial statements, relating to which either a written report was provided to the Benefits Committee of the Plan or oral advice was provided that Insero, Kasperski, Ciaccia & Co., P.C. concluded was an important factor considered by the Benefits Committee of the Plan in reaching a decision as to the accounting, auditing or financial reporting issue.


Item 9.01.  Financial Statements and Exhibits.

(c)      Exhibit

            Exhibit 16: Letter from Registrant's prior independent accountants.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Benefits Committee has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               CORNING INCORPORATED
                               INVESTMENT PLAN FOR UNIONIZED EMPLOYEES
                               Registrant



Date: May 2, 2005              By   /s/     DEBORAH G. LAUPER
                                            ---------------------------------
                                            Deborah G. Lauper
                                            Chair
                                            Benefits Committee

                                                                      Exhibit 16
                                                                      ----------


May 2, 2005

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We have read the statements made by the Corning Incorporated Investment Plan for Unionized Employees (the "Plan") (copy attached), which we understand will be filed with the United States Securities and Exchange Commission, pursuant to
Item 4.01 of Form 8-K, as part of the Plan's Form 8-K report dated April 20, 2005. We agree with the statements concerning our Firm in such Form 8-K.


Very truly yours,


PricewaterhouseCoopers LLP